UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2015

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 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.
On March 31, 2015, Vonage Holdings Corp. completed its previously announced exit from the Brazilian market for consumer telephony services and the associated wind down of its joint venture operations in the country (the "Brazil Joint Venture").
Item 9.01 Financial Statements and Exhibits

(b) The following pro forma financial information with respect to the disposition of our Brazil Joint Venture is attached as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference:

Unaudited Pro Forma Condensed Consolidated Statements of Income for the years ended December 31, 2014 and December 31, 2013
Unaudited Pro Forma Condensed Consolidated Statements of Income for the quarters ended September 30, 2014, June 30, 2014, March 31, 2014, and September 30, 2013

(d) Exhibits.

99.1	Unaudited pro forma condensed consolidated statements of income of Vonage Holdings Corp.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	April 1, 2015	By:	/s/ David T. Pearson
David T. Pearson Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated statements of income of Vonage Holdings Corp.

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